SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2004

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

next page

Item 9.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material prepared for presentation at an industry conference.

2
next page

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	February 18, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin…

Index

Forward Looking Statements

- "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2003 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- With total assets of $1.8 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California
- Primary focus is commercial real estate lending - 73% of outstanding loans secured by properties in California
- Expanded footprint now serving a growing customer base through seven retail branch locations and six lending offices located in California, Nevada, Arizona, Texas, Washington and Georgia
- Deposits consist primarily of retail certificates of deposit

Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC and the California Department of Financial Institutions
- Taken public in October 1995 - previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO - total assets have increased from $534 million at IPO to over $1.8 billion at December 31, 2003

Corporate Overview

- 8 consecutive years of record annual earnings
- Loan production totaling $4.4 billion with 52bps of losses since IPO
- Consistent operating efficiencies averaging 38.68% of net revenues and 2.04% of assets since becoming a public company
- ITLA's share price, closing at a 52-week high of $51.10 on November 21, 2003, has increased approximately 300% and has outperformed the NASDAQ Composite by approximately 350% since January 2000

Financial Highlights

- Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000
- Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform
- Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

Financial Highlights

- Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. The acquisition brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products.
- Launched strategic banking alliance with Household International, Inc. tax refund lending and commercial private label revolving credit units on November 20, 2002. Realized pre-tax income in excess of $13.0 million, consisting of $9 million of net premiums earned on the sale of RAL loans and $4 million of processing and administrative fees.

Financial Highlights

- Retired 26% of outstanding common stock and returned approximately $36.8 million of capital to shareholders through Common Stock Repurchase Program
- Raised additional capital through the issuance of $86.5 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Operating Performance

Net Income

Dollars in Millions



$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
1996
1997
1998
1999
2000
2001
2002
2003

Operating Performance

Growth in Earnings Per Share



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.72
$3.16
$4.55
1996
1997
1998
1999
2000
2001
2002
2003

Operating Performance

Return on Average Equity


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
1996
1997
1998
1999
2000
2001
2002
2003

Operating Performance

Return on Average Equity Comparison


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.28%
13.63%
13.47%
13.54%
13.56%
31.72%
21.95%
18.50%
16.88%
10.16%
10.02%
10.40%
11.09%
11.07%
13.18%
12.40%
12.58%
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
ITLA Capital Corporation
Public Thrifts through 12/31/02, Comm'l Banks <$10 Billion in Assets Eff 1/01/03

Year-to-Date

Source: SNL Financial

Operating Performance

Return on Average Assets



1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1996
1997
1998
1999
2000
2001
2002
2003

Operating Performance

Return on Average Assets Comparison



2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.32%
1.37%
1.41%
1.44%
1.41%
1.81%
1.66%
1.80%
1.71%
0.89%
0.94%
0.98%
1.01%
0.98%
1.14%
1.09%
1.10%
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
ITLA Capital Corporation
Public Thrifts through 12/31/02, Comm'l Banks <$10 Billion in Assets Eff 1/01/03

Year-to-Date

Source: SNL Financial

Operating Performance

Assets and Revenue Per Associate

Dollars in Millions



Assets per Associate
$10
$8
$6
$4
$2
$0
$8.36
$3.93
2003
Revenue per Associate
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
$0.63
$0.28
2003
ITLA
Average of FDIC-Insured Commercial Banks with Assets Less than $10 Billion

Operating Performance

Asset Growth - Total Assets

Dollars in Millions


$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
I
P
O
1995
1996
1997
1998
1999
2000
2001
2002
2003

Operating Performance

Book Value

Dollars in Millions



$200
$160
$120
$80
$40
$0
$39
$89
$99
$106
$124
$134
$138
$157
$187
I
P
O
1995
1996
1997
1998
1999
2000
2001
2002
2003

Lending Operations

Summary of Annual Loan Production

Dollars in Millions

Total Cumulative Production of $4.4 billion
Total Cumulative Losses of 52 basis points



$800
$700
$600
$500
$400
$300
$200
$100
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$544
$36
$94
$795
1996
1997
1998
1999
2000
2001
2002
2003
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acqusition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Lending Operations

Loan Portfolio

Dollars in Millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$454
$667
$818
$895
$971
$1,285
$1,311
$1,471
$1,539
1995
1996
1997
1998
1999
2000
2001
2002
2003

Lending Operations

Composition of Loan Portfolio

December 31, 2003 — $1,539 million

Dollars in Millions

Facility	Amount	
REAL ESTATE LOANS		
Apartments	$679	
Retail	139	
Construction	130	
Office	108	
Mixed Use	79	
Hotel	77	
Warehouse	31	
Mobile Home Park	30	
Mini-Storage Facility	29	
Special Purpose	26	
1-4 Family	2	
Land	1	
		1,331
COMMERCIAL BUSINESS LOANS		
Franchise	103	
Motion Picture Film Finance	99	
Comm'l Priv Label RC	5	
RAL Loans	1	
		208
Grand Total		$1,539




MY BIG FAT GREEK WEDDING


BURGER KING



Lending Operations

Collateral Location - Real Estate Loans

Northern California
$232/ 17%

December 31, 2003

$1,331 Million

California
$968 / 73%




Non-California
$363 / 27%

Southern California
$736 / 56%

Lending Operations

Net Interest Spread Summary



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.10%
1996
1997
1998
1999
2000
2001
2002
2003

Lending Operations

Imperial Capital Bank Yield and Spread Summary



For the Period 6/02 - 12/03
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.14%
7.94%
7.58%
4.56%
5.45%
6.69%
6.72%
4.96%
5.00%
4.86%
1.85%
2.82%
4.15%
4.27%
3.18%
2.94%
2.72%
2.71%
2.63%
2.54%
2.45%
Jun 30, 2002
Sept 30, 2002
Dec 31, 2002
Mar 31, 2003
Jun 30, 2003
Sept 30, 2003
Dec 31, 2003
Avg. Yield on Earning Assets
Avg. Rate on Interest-Bearing Liab.
Primary Spread

Year-to-Date

Lending Operations

Historical Cost of Funds vs. Six-Month LIBOR


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.31%
3.19%
2.75%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
5.54%
6.66%
3.73%
1.88%
1.23%
Average 6-Month LIBOR
ITLA Cost of Funds

Loan Loss Summary

Charge Off Experience


Charge-Offs as a Percent of Average Loans
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.14%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.60%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Loan Loss Summary

Non-Performing Loans



Non-Performing Loans as a Percent of Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.96%
1.00%
0.62%
0.82%
1.42%
1.17%
0.40%
0.55%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Loan Loss Summary

Non-Performing Assets to Total Assets



Non-Performing Assets as a Percent of Total Assets
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.14%
1.56%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003

Loan Loss Summary

Loan Loss Reserve Coverage


Allowance for Loan Losses as a Percent of NPLs
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
169.5%
146.2%
309.4%
249.4%
149.8%
174.3%
555.6%
392.3%
1996
1997
1998
1999
2000
2001
2002
2003

Operating Efficiency

Efficiency Ratio Comparison



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1995
1996
1997
1998
1999
2000
2001
2002
2003
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
62.77%
45.10%
36.20%
41.90%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
ITLA Capital Corporation
All Thrifts through 12/31/02, Comm'l Banks < $10 Billion in Assets Eff 1/01/03

Source: SNL Financial

Operating Efficiency

Top 10 Most Efficient Bank Holding Companies Among the Largest 500

As Ranked by American Banker

In the first quarter of 2003. Dollars in thousands* Published September 4, 2003							
		Efficiency ratio**		**Noninterest expense**			31-Mar
		1Q 2003	Yr. earlier	1Q 2003	Yr. earlier	Change	Assets
1	First Financial Holdings Renton, Wash.	19.88%	NA	$727	NA	NA	$685,964
2	Hudson City MHC Paramus, N.J.	24.51	26.07%	25,521	$24,166	5.61%	14,913,505
3	New York Community Bancorp Inc. Westbury	27.62	33.99	35,427	34,059	4.02	12,022,113
4	ITLA Capital Corp. La Jolla, Calif.	29.59	NA	10,860	NA	NA	1,613,202
5	West Bancorp Inc. West Des Moines, Iowa	30.48	30.15	2,906	2,773	4.8	852,385
6	SBC Inc. Countryside, Il.	32.86	33.4	2,754	2,557	7.7	687,138
7	North Fork Bancorp Melville, N.Y.	33.13	32.71	80,631	76,269	5.72	22,391,900
8	W Holding Co. Inc. Mayaguez, Puerto Rico	33.63	39.25	19,251	16,747	14.95	8,848,315
9	Intervest Bancshares Corp. New York	34.51	37.37	1,784	1,462	22.02	727,945
10	Amboy Bancorp Old Bridge, N.J.	34.63	38.34	7,795	8,030	-2.93	1,996,161

*Consolidated data from Y9-C reports; includes U.S. units of foreign holding companies.
** Noninterest expense divided by (total income minus interest expense)
Source: Sheshunoff Information Services, a division of Thomson Corp.

© 2003 American Banker

Regulatory Capital

Summary of Excess Capital over Regulatory Capital


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,376
$62,317
$113,576
$83,533
1996
1997
1998
1999
2000
2001
2002
2003
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

Stock Performance

48 Months: Jan 2000 - Dec 2003


November 21, 2003
51.10
50.10
33.23
20.96
19.13
12.25
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
ITLA Capital Corporation (300%)
Nasdaq (-50%)

Stock Performance

P:E Ratio Comparison



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
13.3
13.5
13.6
14.6
13.5
13.3
13.5
14.9
16.3
13.5
13.9
13.8
14.5
13.3
13.2
13.4
14.8
15.4
8.2
7.7
8.3
9.9
10.1
10.6
7.2
8.7
10.3
11.0
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Household Strategic Banking Alliance

- Overview
  - ITLA's banking subsidiary, Imperial Capital Bank (ICB) provides banking services to Household's tax refund and private label commercial finance units
  - ICB originates the loan products and sells substantial participation interests in each loan to Household, while retaining a small interest
  - ICB provides treasury, cash management, credit administration and regulatory compliance services for the programs
  - Household technology platforms are used to provide necessary infrastructure to service and support the lending programs

Household Strategic Banking Alliance

- Profitability
  - Income stream from the transaction fees and loan portfolio participation
  - Realized pre-tax income in excess of $13.0 million, consisting of $9.0 million of net premiums earned on the sale of RAL loans and $4.0 million of processing and administrative fees
- Indemnification and Guarantee
  - Household has provided ICB with broad and comprehensive indemnifications from third party claims arising from the programs
  - Household has provided ICB with unconditional guarantees for their subsidiaries' obligations under the agreements

Strategic Overview

- Tri-State Regional Banking Strategy
  - Expand Regional Presence in Nevada and Arizona
  - Seize "Imperial" Brand Equity
- Business Lending Diversification
  - Lewis Horwitz Organization
  - Imperial Capital Franchise Finance
  - Household International, Inc. Strategic Business Alliance
  - Develop and/or Acquire Synergistic Business Lending Products or Platforms

Strategic Overview

- Banking Products and Services
  - Demand Account Generation
  - Technology Driven Products and Services
- Cross-Selling Opportunities
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- Strategic Acquisitions